Exhibit 10.8

Termination Agreement in respect of Shareholders Agreement

TERMINATION AGREEMENT (THE “AGREEMENT”) TO THE SHAREHOLDERS AGREEMENT DATED JUNE 14, 2000 (THE “SHAREHOLDERS AGREEMENT”) ENTERED INTO BY AND AMONG NACIONAL FINANCIERA, S.N.C. TRUST DEPARTMENT, IN ITS CAPACITY trustee of the TRUST NUMBER 5111-3 (“NAFIN”), SERVICIOS DE TECNOLOGIA AEROPORTUARIA, S.A. DE C.V. (“seta”) and BANCO NACIONAL DE COMERCIO EXTERIOR, S.N.C., TRUST DEPARTMENT (THE “bancomext” and together with seta and nafin, the “parties”), AS TRUSTEE OF THE TRUST AGREEMENT EXECUTED ON JUNE 14, 2000 WITH THE SETA AND GRUPO AEROPORTUARIO DEL CENTRO NORTE, S.A. DE C.V. (“gACN”), WITH THE APPEARANCE OF THE FEDERAL GOVERNMENT OF THE UNITED MEXICAN STATES, THROUGH THE MINISTRY OF COMMUNICATIONS AND TRANSPORTATION (THE “SCT”) and gacn, ENTERED INTO BY AND AMONG nafin REPRESENTED BY ricardo rangel fernandez mcgregor, seta represented by LUIS ZARATE ROCHA and bancomext REPRESENTED BY CARLOS FLORES SALINAS, with the appearance of gacn REPRESENTED BY RUBEN LOPEZ BARRERA and the sct REPRESENTED BY MR. AARON DYCHTER POLTOLAREK, PURSUANT TO THE FOLLOWING recitals, REPRESENTATIONS AND CLAUSES:

DEFINITIONS

The terms defined in the Shareholders Agreement and in the Participation Agreement and its exhibits executed on June 14, 2000 (the “Participation Agreement”), as amended by the Amendment Agreement executed on the date hereof by and among the SCT, the companies that part of the Airport Group, the Strategic Partner and the Partners of the Strategic Partner, among other parties, shall have the same meaning attributed to them thereunder on this Agreement, unless defined otherwise.

RECITALS

1.             On June 14, 2000, the Shareholders Agreement was executed as an exhibit of the Participation Agreement executed on the same date between the Federal Government of the United Mexican States, through the SCT, Nafin, GACN, Servicios Aeroportuarios del Centro Norte, S.A. de C.V., Aeropuerto de Acapulco, S.A. de C.V., Aeropuerto de Chihuahua, S.A. de C.V., Aeropuerto de Ciudad Juárez, S.A. de C.V., Aeropuerto de Culiacán, S.A. de C.V., Aeropuerto de Durango, S.A. de C.V., Aeropuerto de Mazatlán, S.A. de C.V., Aeropuerto de Monterrey, S.A. de C.V., Aeropuerto de Reynosa, S.A. de C.V., Aeropuerto de Tampico, S.A. de C.V, Aeropuerto de Torreon, S.A. de C.V., Aeropuerto de San Luis Potosí, S.A. de C.V., Aeropuerto de Zacatecas, S.A. de C.V. and Aeropuerto de Zihuatanejo, S.A. de C.V., as well as Constructoras ICA, S.A. de C.V. (now Aeroinvest, S.A. de C.V. (“Aeroinvest”)), Aéroports de Paris and Vinci Airports, S.A., with the appearance of Bancomext;

2.             Pursuant to Section 9.1 of the Shareholders Agreement, the term of such agreement shall terminate, among others, if SETA acquires the Additional Shares as provided by Section 6.2 of the Shareholders Agreement;

3.             On June 14, 2005, (i) pursuant to Section 3.4.2 of the Participation Agreement, the SETA delivered to Nafin the Purchase Notice, expressing in such document its intent to exercise the option for the purchase of the Additional Shares under the terms of Section 3.4 of the Participation Agreement (the "Purchase Option") subject to the conditions set forth in such Purchase Notice; and (ii) based on the provisions of Section 10.6 of the Participation Agreement, the SETA requested authorization to assign in favor of Aeroinvest all the rights and obligations relating to the Purchase Option, being SETA released of the obligations related to the acquisition of the Additional Shares, including the payment of the purchase price for such Additional Shares, provided that the remaining obligations of SETA derived from the Transaction Documents and the Participation Agreement, including the cooperation obligation referred to in Section 2.3 and the obligations referred to in Section 3.4.5 of the Participation Agreement, remain in full force and effect.

4.             Pursuant to official communication number 4.612 dated December 21, 2005, SCT authorized the assignment by SETA in favor or Aeroinvest of all the rights and obligations regarding the Purchase Option, as set forth in Section 10.6 of the Participation Agreement, releasing SETA of the obligations related to the acquisition of the Additional Shares, including the payment of the purchase price for such Additional Shares, provided that the remaining obligations of SETA derived from the Transaction Documents and the Participation Agreement, including the cooperation obligation referred to in Section 2.3 and the obligations referred to in Section 3.4.5 of the Participation Agreement, remain in full force and effect.

5.             On December 21, 2005, the shareholders’ meeting of GACN authorized the assignment by SETA in favor of Aeroinvest of all the rights and obligations related to the Purchase Option, as set forth in Section 10.6 of the Participation Agreement mentioned before, releasing SETA from the obligations regarding the acquisition of the Additional Shares, including the payment of the purchase price for such Additional Shares, provided that the remaining obligations of SETA derived from the Transaction Documents and the Participation Agreement, including the cooperation obligation referred to in Section 2.3 and the obligations referred to in Section 3.4.5 of the Participation Agreement, remain in full force and effect.

6.             On December 21, 2005, Nafin, according to the instructions received by means of official communications numbers 4.613 and 4.614 dated December 21, 2005 from the SCT, notified the authorization of SCT in terms of such official communications with respect to the assignment by SETA in favor of Aeroinvest of all the rights and obligations related to the Purchase Option, releasing SETA of the obligations related to the acquisition of the Additional Shares, including the payment of the purchase price for such Additional Shares, provided that the remaining obligations of SETA derived from the Transaction Documents and the Participation Agreement, including the cooperation obligation referred to in Section 2.3 and the obligations referred to in Section 3.4.5 of the Participation Agreement, remain in full force and effect.

7.             Aeroinvest notified in writing to SCT the acquisition of 36% of the Shares of the Holding Company, pursuant to the provisions of Article 23 of the Airports Law. Furthermore, by means of official communication 10/2144 dated December 21, 2005, SCT has expressed that it does not have any objection with respect to such acquisition.

8.             By means of resolution dated December 13, 2005, the Restructuring Committee of the Mexican Airport System, took note and gave its favorable opinion to file before the Inter-department De-incorporation Commission the Note "Report on the Exercise of the Purchase Option of 36% of the Shares representing the capital stock of Grupo Aeroportuario del Centro Norte, S.A. de C.V. by Aeroinvest, S.A. de C.V., Mexican partner of such group".

9.             By means of resolution dated December 20, 2005, the Inter-department De-incorporation Commission created on April 7 1995 by executive order published in the Official Gazette of the Federation, took note of the report referred to by paragraph 8 above.

10.           On December 21, 2005, Nafin, as seller, and Aeroinvest as purchaser, with the appearance of SCT and SETA, entered into a Purchase and Sale Agreement (the "Purchase and Sale Agreement") with respect to the Additional Shares, subject to the condition precedent of executing this Agreement and the other documents referred to in Section 5 of the Purchase and Sale Agreement.

REPRESENTATIONS

I.                              Nafin represents, through its representative that:

a)             It is a national credit and development-banking institution, organized under the Credit Institutions Law and its own Organic Law, and has legal capacity and patrimony of its own and that in terms of the latter is authorized to enter into this Termination Agreement.

b)            On December 21, 2005, it transferred to Aeroinvest the Additional Shares, which acquired them through the exercise of the Purchase Option assigned by SETA and notified in time and form to Nafin.

c)             That its representative is duly authorized to enter into this Purchase and Sale Agreement on its behalf (sic) as it appears in public deed number 101,352 dated July 10, 2003, granted by Mr. José Angel Villalobos Magaña, Notary Public number 9 of the Federal District and registered with the Public Registry of Commerce of the Federal District, under number 1275 on July 16, 2003.

II.            SETA represents, through its representative that:

a)             It is a mercantile company duly incorporated under Mexican law by means of public deed number 79,502, dated June 9, 2000, granted by Mr. Armando Gálvez Pérez Aragón, Notary Public number 103 for the Federal District, which first deed copy was recorded with the Public Registry of Commerce for the Federal District on October 13, 2000 under number 267,940.

b)            On June 14, 2005, (i) according to the provisions of Section 3.4.2 of the Participation Agreement, SETA delivered to Nafin the Purchase Notice, expressing in such document its intent to exercise the Purchase Option of the Additional Shares pursuant to Section 3.4 of the Participation Agreement, subject to the conditions set forth in such Purchase Notice; and (ii) as provided for in Section 10.6 of the Participation Agreement, SETA requested the authorization to assign in favor of Aeroinvest all the rights and obligations related to the Purchase Option, releasing SETA from the obligations regarding the acquisition of the Additional Shares, including the payment of the purchase price for such Additional Shares, provided that the remaining obligations of SETA derived from the Transaction Documents and the Participation Agreement, including the cooperation obligation referred to in Section 2.3 and the obligations referred to in Section 3.4.5 of the Participation Agreement, remain in full force and effect. Such Purchase Notice is attached hereto as Exhibit “A”.

c)             Pursuant to official communication number 4.612 dated December 21, 2005, SCT authorized the assignment by SETA in favor or Aeroinvest of all the rights and obligations regarding the Purchase Option, as set forth in Section 10.6 of the Participation Agreement, releasing SETA of the obligations related to the acquisition of the Additional Shares, including the payment of the purchase price for such Additional Shares, provided that the remaining obligations of SETA derived from the Transaction Documents and the

Participation Agreement, including the cooperation obligation referred to in Section 2.3 and the obligations referred to in Section 3.4.5 of the Participation Agreement, remain in full force and effect;

d)            On December 21, 2005, the shareholders’ meeting of GACN authorized the assignment by SETA in favor of Aeroinvest of all the rights and obligations related to the Purchase Option, as set forth in Section 10.6 of the Participation Agreement mentioned before, releasing SETA from the obligations regarding the acquisition of the Additional Shares, including the payment of the purchase price for such Additional Shares, provided that the remaining obligations of SETA derived from the Transaction Documents and the Participation Agreement, including the cooperation obligation referred to in Section 2.3 and the obligations referred to in Section 3.4.5 of the Participation Agreement, remain in full force and effect;

e)             On December 21, 2005, Nafin, according to the instructions received by means of official communications numbers 4.613 and 4.614 dated December 21, 2005 from the SCT, notified the authorization of SCT in terms of such official communications with respect to the assignment by SETA in favor of Aeroinvest of all the rights and obligations related to the Purchase Option, releasing SETA of the obligations related to the acquisition of the Additional Shares, including the payment of the purchase price for such Additional Shares, provided that the remaining obligations of SETA derived from the Transaction Documents and the Participation Agreement, including the cooperation obligation referred to in Section 2.3 and the obligations referred to in Section 3.4.5 of the Participation Agreement, remain in full force and effect;

f)             On December 21, 2005, Nafin, as seller, and Aeroinvest as purchaser, with the appearance of SCT and SETA, entered into a Purchase and Sale Agreement (the "Purchase and Sale Agreement") with respect to the Additional Shares, subject to the condition precedent of executing this Agreement and the other documents referred to in Section 5 of the Purchase and Sale Agreement;

g)            Its legal representative has sufficient powers and authority to enter into this Amendment Agreement pursuant to public deed number 991, dated December 20, 2005, granted before Notary Public number 29 of Monterrey, Nuevo León.

III.           Bancomext represents, through its representative, that:

a).            It is a national credit institution, development banking institution, incorporated under the Law of Credit Institutions and under its own Organic Law, that it has legal capacity and an estate of its own, and that in terms of such Organic Law it is authorized to carry out trust transactions such as those contemplated under this Termination Agreement

b)            It has full knowledge of (i) the exercise by SETA of the Purchase Option of the Additional Shares under the terms of Section 3.4 of the Participation Agreement and Section 6.2 of the Shareholders Agreement; (ii) the assignment in favor of Aeroinvest of all the rights and obligations relating to the Purchase Option referred to in (i) above, and the release of SETA of the obligations related to the acquisition of the Additional Shares, including the payment of the purchase price for such Additional Shares, provided that the remaining obligations of SETA derived from the Transaction Documents and the Participation Agreement, including the cooperation obligation referred to in Section 2.3 and the obligations referred to in Section 3.4.5 of the Participation Agreement, remain in full force and effect; and (iii) the acquisition by Aeroinvest of the Additional Shares.

c)             Its representative is duly authorized to execute this Agreement on its behalf, as evidenced in public deed number 32,541, issued on January 14, 1997 by Mr. Maximino García Cueto, notary public number 14 for the Federal District, which is duly recorded with the Public Registry of Commerce for the Federal District.

Based on the aforementioned representations, the parties to this Agreement agree to execute this Termination Agreement according to the following:

CLAUSES

FIRST.                    In terms of Section 9 of the Shareholders Agreement, and except for Sections 6 and 7 of the Shareholders Agreement, which shall remain in full force and effect, the Parties agree to terminate the Shareholders Agreement through the execution of this Termination Agreement, with effects as of the Closing Date under the Sale and Purchase Agreement of the Additional Shares (as such term is defined in the Sale and Purchase Agreement.

SECOND.               As a result of Clause First above, the Parties release the other Party through the execution of this Termination Agreement, of all the obligations derived from the Shareholders Agreement.

THIRD.                  This Agreement shall be governed and enforced according to the federal laws of the United Mexican States and the parties, expressly and irrevocably, submit themselves to the jurisdiction of the competent courts of Mexico City, Federal District, United Mexican States, expressly waiving to any other jurisdiction that may correspond to them by reason of their present or future domiciles or by any other reason.

According to the above, and being the parties aware of the validity and legal scope of this Agreement, they sign it on the 21st day of the month of December 2005.

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[Signature page]

Termination Agreement to the Shareholders Agreement dated December 21, 2005

Nacional Financiera, Sociedad Nacional de Crédito, Trustee Division as trustee under the trust number 5111-3

/s/ Ricardo Rangel Fernández Mcgregor
By: Ricardo Rangel Fernández Mcgregor
Title: Legal Representative

[Signature page]

Termination Agreement to the Shareholders Agreement dated December 21, 2005

Secretaria de Comunicaciones y Transportes

/s/ Aaron Dychter Poltolarek
By: Aaron Dychter Poltolarek
Title: Subsecretary of Transportation

[Signature page]

Termination Agreement to the Shareholders Agreement dated December 21, 2005

Banco Nacional de Comercio Exterior, S.N.C.,

as trustee under the trust dated June 14, 2000

executed with the Strategic Partner and the Holding Company, with the appearance of the Federal
Government, through the Ministry of Communications and Transportation, and GACN

/s/ Carlos Flores Salinas
By: Carlos Flores Salinas
Title: Legal Representative

[Signature page]

Termination Agreement to the Shareholders Agreement dated December 21, 2005

Servicios de Tecnología Aeroportuaria, S.A. de C.V.

/s/ Luis Zárate Rocha
By: Luis Zárate Rocha
Title: Legal Representative

[Signature page]

Termination Agreement to the Shareholders Agreement dated December 21, 2005

Grupo Aeroportuario del Centro Norte, S.A. de C.V.

/s/ Rubén López Barrera
By: Rubén López Barrera
Title: Legal Representative